Exhibit 10.36
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 2, 2024 (the “Second Amendment Date”), by and among FEDERAL REALTY OP LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of October 5, 2022 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Requisite Lenders and the Administrative Agent amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Specific Amendments to the Credit Agreement. As of the Second Amendment Date, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)The Credit Agreement is amended by adding the following defined terms to Section 1.1 thereof in their appropriate alphabetical locations:

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to Parent’s common shares (or other securities or property following a merger event, reclassification or other change of the common shares of Parent not prohibited by this Agreement) purchased by the Borrower or Parent in connection with the issuance of any Convertible Notes and settled in common shares of Parent (or such other securities or property), cash or a combination thereof; provided that the purchase price for such Permitted Bond Hedge Transactions, less the proceeds received by Parent from the sale of any related Permitted Warrant Transactions, does not exceed the net proceeds received by the Borrower from the issuance of the Convertible Notes in connection with such Permitted Bond Hedge Transactions.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Parent’s common shares (or other securities or property following a merger event, reclassification or other change to the common shares of Parent not prohibited by this Agreement) sold by Parent substantially concurrently with any purchase by the Borrower or Parent of a related Permitted Bond Hedge Transaction and settled in common shares of Parent (or such other securities or property), cash or a combination thereof, and the performance by Parent of its obligations thereunder.

(b)The Credit Agreement is amended by deleting Section 9.12 thereof in its entirety and substituting in lieu thereof the following:

“Section 9.12. Derivatives Contracts. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, enter into or become obligated in respect of Derivatives Contracts other than (i) Derivatives Contracts entered into by the Borrower, any such

Exhibit 10.36
Loan Party or any such Subsidiary in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Borrower, such other Loan Party or such other Subsidiary; (ii) to the extent constituting a “Derivatives Contract”, convertible or exchangeable notes or similar instruments issued by the Borrower or its Subsidiaries evidencing Indebtedness (such notes or similar instruments, “Convertible Notes”) that include an option or requirement to convert or exchange such instrument, in whole or in part, into or for Equity Interests of the Parent at a future date and that may be discharged, converted, exchanged, prepaid, repurchased or redeemed by (x) delivery of the Parent’s Equity Interests and/or (y) payments in cash, in whole or in part, so long as, at the time of the issuance of such Convertible Notes and after giving pro forma effect thereto, the Borrower is in compliance with the financial covenants set forth in Section 9.1 with respect to the fiscal period most recently ended for which financial statements were required to be delivered hereunder; and (iii) any Permitted Bond Hedge Transaction.

(c)The Credit Agreement is amended by deleting the Section 9.14 in its entirety and substituting in lieu thereof the following:

“Section 9.14. Parent and General Partner. For so long as the Parent is not a Guarantor, (a) the Parent’s assets shall consist solely of Equity Interests in the Borrower or Equity Interests in any Wholly Owned Subsidiaries (including the General Partner) whose assets consist solely of direct or indirect Equity Interests in the Borrower; provided, that the Parent may (A) have cash and other assets of nominal value incidental to its ownership of such Equity Interests, (B) maintain assets on a temporary or pass-through basis that are held for subsequent payment of dividends or other Restricted Payments not prohibited by this Agreement or any other Loan Document or for contribution to any Subsidiary for a period not in excess of ten (10) Business Days; (C) maintain reasonable reserves for liabilities of the type permitted by the remainder of this Section 9.14; and (D) have rights under Permitted Bond Hedge Transactions, including receiving common shares of Parent in connection with the settlement thereof, provided that such common shares are retired or transferred to Borrower within 30 days after Parent’s receipt thereof; and (b) none of the Parent, the General Partner, or any Wholly Owned Subsidiaries of the Parent whose assets consist solely of direct or indirect Equity Interests in the Borrower, shall have any liabilities other than liabilities that would be reflected in consolidated financial statements of the Borrower; provided, that the Parent may have (1) other liabilities incidental to its status as a publicly traded REIT and not constituting liabilities in respect of Indebtedness for borrowed money, including liabilities associated with employment contracts, employee benefit matters, indemnification obligations pursuant to purchase and sale agreements and tax liabilities, (2) nonconsensual obligations imposed by operation of Applicable Law, (3) immaterial intercompany obligations or other intercompany obligations owing by the Parent or any Subsidiary of the Parent that is not a Subsidiary of the Borrower to the Borrower or any Subsidiary of the Borrower, (4) liabilities incurred in connection with its maintenance of corporate status, preparation of Securities and Exchange Commission filings, accountants’ fees and similar administrative matters, (5) liabilities and other obligations to underwriters, private placement agents and forward purchasers incurred under underwriting agreements, private placement agreements and forward sale agreements in connection with offerings of securities by the Parent, (6) liabilities arising in connection with litigation or similar matters arising in the ordinary course of business, (7) indemnification, notice, registration and other ministerial obligations and related liabilities in connection with any Permitted Bond Hedge Transaction, and any delivery obligations upon exercise and settlement or termination of any Permitted Warrant Transaction, and (8) liabilities of a kind similar to those described above which are not, individually or in the aggregate, material to the Parent, the Borrower and their Subsidiaries taken as a whole.”

Exhibit 10.36
Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and the Requisite Lenders;

(b)    evidence that all fees, expenses and reimbursement amounts due and payable by the Borrower to the Administrative Agent hereunder or under the Credit Agreement, including without limitation, (i) the costs and expenses set forth in Section 6 hereto, and (ii) the reasonable fees and expenses of counsel to the Administrative Agent have been paid; and

(c)    such other documents, agreements and instruments as the Administrative Agent or any Lender through the Administrative Agent, may reasonably request prior to the Second Amendment Date.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization of Loan Documents and Borrowings. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)     Binding Effect. This Amendment and the Credit Agreement as amended by this Amendment constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms.

(c)     No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(d)    No Material Adverse Change. Since December 31, 2022, there has not been any material adverse condition or material adverse change in or affecting, nor has any circumstance or condition occurred that could reasonably be expected to result in a material adverse change in, or have a material adverse effect on, the business, assets, liabilities, financial condition or results of operations of the Borrower and its subsidiaries, taken as a whole.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made or deemed made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full and such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof immediately after giving effect to this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and

Exhibit 10.36
correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited thereunder.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 6. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. Incorporation by Reference. Except to the extent otherwise set forth herein, Sections 12.5 (Litigation; Jurisdiction; Other Matters; Waivers), 12.12 (Severability of Provisions), 12.13 (Governing Law), 12.14 (Counterparts; Integration; Effectiveness; Electronic Execution) and 12.18 (Entire Agreement) of the Credit Agreement are hereby incorporated herein by reference mutatis mutandis.

Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application from and after the First Amendment Date only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms used but not defined herein are used herein with the respective definitions given them in the Credit Agreement.

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Exhibit 10.36

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

FEDERAL REALTY OP LP

By:	/s/ Dawn M. Becker
Name: Dawn M. Becker
Title: Executive Vice President - Corporate

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Bank and as a Lender

By:	/s/ Brendan Magrady
Name: Brendan Magrady
Title: Vice President

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

PNC BANK, NATIONAL ASSOCIATION, as an Issuing Bank and as a Lender

By:	/s/ Shari L. Reams-Henofer
Name: Shari L. Reams-Henofer
Title: SeniorVice President

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Cody A. Canafax
Name: Cody A. Canafax
Title: Vice President

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

TRUIST BANK, as a Lender

By:	/s/ Ryan Almond
Name: Ryan Almond
Title: Director

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Germaine R. Korhone
Name: Germaine R. Korhone
Title: Senior Vice President

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

REGIONS BANK, as a Lender

By:	/s/ William Chalmers
Name: William Chalmers
Title: Senior Vice President

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

TD BANK, N.A. as a Lender

By:	/s/ William M. Brandt, Jr.
Name: William M. Brandt, Jr.
Title: Vice President

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Allisson Michaels-van Dijkum
Name: Allisson Michaels-van Dijkum
Title: Director

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Alison Lugo
Name: Alison Lugo
Title: Vice President

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

BNP PARIBAS, as a Lender

By:	/s/ James Goodall
Name: James Goodall
Title: Managing Director

By:	/s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Director

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Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Mary Harold
Name: Mary Harold
Title: Executive Director

[Signatures Continued on Next Page]

Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

CITIBANK, N.A., as a Lender

By:	/s/ Christopher Albano
Name: Christopher Albano
Title: Authorized Signatory

[Signatures Continued on Next Page]

Exhibit 10.36
[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mitchell Vega
Name: Mitchell Vega
Title: Senior Vice President